UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2008

AVI BioPharma, Inc.

(Exact name of Company as specified in its charter)

Oregon	001-14895	93-0797222
(State or other	(Commission File No.)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

One S.W. Columbia, Suite 1105

Portland, OR 97258

(Address of principal executive offices)

(503) 227-0554

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operation and Financial Condition.

On March 12, 2008, AVI BioPharma Inc. (the “Company”) issued a press release announcing, among other items, its financial results for the fourth quarter ended December 31, 2007 and for the full-year 2007. A copy of the Company’s press release dated March 12, 2008 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 10, 2008, Jack L. Bowman announced his resignation as a director and Chairman of the Board of Directors of the Company, which also included a resignation from all committees on which he was a member, effective immediately.  Mr. Bowman’s resignation was for personal reasons, and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.  In connection with Mr. Bowman’s resignation as a director, the Board of Directors of the Company appointed Michael D. Casey, an existing member of the Board of Directors, as the Chairman of the Board of Directors and approved a decrease in the number of directors from eight (8) to seven (7), effective immediately.

On March 12, 2008, the Company issued a press release announcing the foregoing changes. A copy of the Company’s press release dated March 12, 2008 is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01       Regulation FD Disclosure

The information set forth above is incorporated by reference herein.

Item 8.01       Other Events

On March 12, 2008, in connection with the Company’s press release issued on that same date, the Company scheduled an investor conference call.  A webcast slide presentation covering corporate strategy and pipeline updates accompanied the conference call commentary.  A copy of the webcast slide presentation is included as Exhibit 99.2 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed herewith:

99.1         Press Release dated March 12, 2008.

99.2         Contents of webcast slide presentation dated March 12, 2008.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 12, 2008.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press Release dated March 12, 2008.

Exhibit 99.2	Contents of webcast slide presentation dated March 12, 2008.